SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934






Filed by the registrant       [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement                 Confidential, for use of
[X]  Definitive proxy statement                  the Commission only
[ ]  Definitive additional materials             (as permitted by Rule
[ ]  Soliciting material pursuant to Rule         14a-6(e)(20) )
     14a-11(c) or 14a-12

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person (s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the form or schedule and the date of its filing.

              (1)      Amount Previously Paid:
              (2)      Form, Schedule or Registration Statement No.:
              (3)      Filing Party:
              (4)      Date Filed:

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93065

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
PerfectData Corporation

The Annual Meeting of Shareholders of PerfectData Corporation (the "Company") will be held at Loews Santa Monica Beach Hotel, located at 1700 Ocean Avenue, Santa Monica, California 90401 on Thursday, April 25, 2002, at 9:30 a.m., Pacific Daylight Time (the "Annual Meeting"), for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

         2. To ratify the selection of KPMG LLP as independent accountants of the Company for the fiscal year ending March 31, 2002.

         3. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on Thursday, March 21, 2002, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                By Order of the Board of Directors


                                Irene J. Marino
                                Secretary
March 27, 2002


Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy and return it in the enclosed envelope. The proxy may be revoked in writing prior to the meeting or, if you attend the meeting, you may revoke the proxy and vote your shares in person.

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93065

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2002

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PerfectData Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, April 25, 2002, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Thursday, March 28, 2002, to holders of record of the Company's Common Stock, no par value per share (the "Common Stock"), as of the close of business on Thursday, March 21, 2002 (the "Record Date"), which has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

        The Company had originally intended to hold the Annual Meeting for the fiscal year ended March 31, 2001 ("fiscal 2001") in September 2001. However, because the Company was engaged in merger negotiations with GraphCo Technologies, Inc. until mutually terminated on February 19, 2002, management delayed the call of such Annual Meeting in order to add this possible transaction to the agenda. Management currently intends to call the Annual Meeting for the fiscal year ending March 31, 2002 ("fiscal 2002") for a date in September 2002.

                                VOTING SECURITIES

        On the Record Date, 6,159,530 shares of the Common Stock, which is the only class entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder as of the close of business on the Record Date. A plurality of the votes cast at the Meeting shall be necessary to elect each of the five directors (i.e., Proposal One) unless a shareholder requests at the Meeting the right to vote his, her or its votes on a cumulative basis as described in the second and third succeeding paragraphs. In such event, the five candidates receiving the highest number of votes will be elected directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting shall be necessary to approve the selection of the independent auditors (i.e., Proposal Two).

        A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Abstensions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against a proposal.

        Section 7(c) of the Company's Bylaws, consistent with Section 708 of the California Corporations Code which governs the Company, permits a shareholder, when voting for directors, to cumulate his, her or its votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's votes are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder is entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate's name or candidates' names have been placed in nomination prior to the voting and the shareholder gives notice at the Meeting of his, her or its intention to cumulate the shareholders' vote prior to the voting. Once any shareholder has given such notice, any other shareholder may cumulate his, her or its votes for candidates in nomination. However, no other shareholder is obligated to cumulate his, her or its votes. The five candidates receiving the highest number of votes will be elected directors.

        The following is an example of cumulative voting: If a shareholder owns 1,000 shares of the Common Stock on the Record Date, then such shareholder may, because five directors are being elected, vote 5,000 shares in favor of one nominated candidate or divide the 5,000 votes among the five nominated candidates.

        Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Irene J. Marino, Secretary) at its principal executive office or in person at the Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the address in the heading to this Proxy Statement.

        Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting. Rules 576 and 577 of the American Stock Exchange LLC (the "AMEX") are substantially similar to the foregoing NYSE Rules. Rule 2260 (c)(2) of the National Association of Securities Dealers, Inc. (the "NASD") permits a NASD member firm to deliver a proxy, with respect to shares of the Common Stock held by the NASD member firm for a beneficial owner, pursuant to the rules of any national securities exchange (such as the NYSE and the AMEX) to which the NASD member firm is also responsible provided that the records of the member firm clearly indicate which procedure it is following.

        The Company, nevertheless, urges each beneficial owner to instruct the member firm which holds of record the shareholder's shares of the Common Stock to vote in favor of the two proposals submitted to the shareholders for a vote even though such instruction is not required.

        A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholders' approval of any proposal in the Notice of Annual Meeting.

        Each of the persons who has served as a director or as an executive officer of the Company since April 1, 2000 (i.e., the beginning of the last fiscal year of the Company) and each of the persons nominated by the Board of Directors of the Company for election as a director at the Meeting, all of which nominees are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in either of the proposals submitted to a vote at the Meeting (as described in the eighth preceding paragraph), other than, if he or she is a nominee for election as a director, that he or she has an interest in being elected as a director (i.e., Proposal
One).

PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees for Election as Directors

        Five directors will be elected at the Meeting, each to serve for a one-year term until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies.

        Proxies received in response to this solicitation, unless specified otherwise, will be voted, on a non-cumulative basis, in favor of the five nominees named below, all of whom are currently serving as directors of the Company. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than five nominees.

        The next following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. The information as to age has been furnished to the Company by the individual named. For information as to the shares of the Common Stock beneficially owned by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                 Year First
                                 Elected
Name of Nominee            Age   Director  Position and Offices with the Company
---------------            ---   --------  ------------------------------------

Harris A. Shapiro          66      2000      Director, Chairman of the Board and
                                             Chief Executive Officer

Bryan Maizlish             40      2000      Director

Timothy D. Morgan          47      2000      Director

Tracie Savage              39      1995      Director

Corey P. Schlossmann       46      2000      Director





Family Relationships of Nominees and Executive Officers

        There are no family relationships among the nominees for election as directors and the executive officers of the Company.

Business History of Nominees

        Harris A. Shapiro was elected as a director of the Company and Chairman of the Board on March 31, 2000. On September 7, 2000, he was designated Chief Executive Officer of the Company. Mr. Shapiro has been the President of Millennium Capital Corporation, a consulting firm specializing in mergers and acquisitions, since 1994. He was Senior Vice President Corporate Finance of Gilford Securities Incorporated, a registered broker-dealer, from January 1, 1999 to March 29, 2000. Prior to Gilford Securities, he was a Managing Director of Whale Securities Co., L.P., a registered broker-dealer, from June 1993 until December 1998.

        Bryan Maizlish was elected as a director of the Company on March 31, 2000. Since August 2000, he has been serving as the Director of Marketing and Business Development for Lockheed Martin Global Telecommunications. Prior thereto, he served as the Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Magnet Interactive Noor Group Ltd., a private company furnishing engineering comprehensive interactive services. Prior thereto, he held various managerial positions for over a decade with companies in the media communications industry, such as MCA, Inc., Gulf & Western Corporation and Eugene Roddenbury's Norway Corporation. Mr. Maizlish serves on the Architecture Committee, Service Provider Group and Marketing Counsels at Sun Microsystems for the SunTone Certification program. Mr. Maizlish was awarded the "Most Valuable Senior Award" as a member of the UCLA Football Team, and received an MBA from The Wharton School of Business.

        Timothy D. Morgan was elected as a director of the Company on March 31, 2000. He has, since October 1997, been a consultant on matters of business strategies, taxation, finance, and asset protection techniques, and providing interim Chief Financial Officer and Controller services. From 1980 through October 1997, he was a principal of Abacus Tax and Financial Services, a firm specializing in tax compliance and pension plan administration. Prior to 1982, Mr. Morgan was manager of purchasing and accounting departments for various companies, including Dennison Eastman Corporation, Syntel Cavitron, Incorporated, and Contempo Causals, Incorporated.

        Tracie Savage was elected in July 1995 as a director of the Company. She is currently a main news anchor for KFWB Radio in Los Angeles. She previously worked for the Los Angeles television subsidiary of the National Broadcasting Company, Inc. ("NBC"). From March 1994 to March 2001, Ms. Savage was the co-anchor of NBC Channel 4's "Today in LA: Weekend". From 1991 to 1994, she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for more than 16 years and has been the recipient of numerous awards and honors in her field.

        Corey P. Schlossmann was elected as a director of the Company on March 31, 2000. Mr. Schlossmann has been Chief Executive Officer since October 1999, and Chief Financial Officer since January 1999, of Nationwide Auction Systems. Since January 1996, he also serves as a partner and board member of Gordon, Fishburn & Schlossmann, a management consulting and accounting firm. Mr. Schlossmann was a partner of Hankin & Co., a consulting firm, from 1988 until 1995.

Directorships on Other Public Companies

        Since October 1999, Corey P. Schlossmann has served as a director of Entrade, Inc., a New York Stock Exchange holding company whose online subsidiaries (including Nationwide Auction Systems of which he is an executive officer as indicated in the preceding section "Business History" under this caption "Proposal One: Election of Directors") provide auction and asset disposition services to the utility and manufacturing industries, among others.

        No other director of the Company currently serves on any board other than the Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the reporting requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Committees and Board Meetings

        The Board has two standing committees: Audit and Compensation.

        For additional information relating to the Audit Committee, see the succeeding section "Report of Audit Committee" under this caption "Proposal One:
Election of Directors."

        Since March 31, 2000, Harris A. Shapiro and Corey P. Schlossmann have served as members of the Compensation Committee, with Mr. Shapiro serving as the Chairman. The Compensation Committee has the authority to approve the remuneration of key officers of the Company and, if incorporated or acquired, its subsidiaries, review and recommend to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administer stock option, restricted stock or similar plans of the Company. However, to date the Board itself, rather than its Compensation Committee, has been acting on the matters described in the preceding sentence.

        Although the Company has no Nominating Committee, if a shareholder has a recommendation as to a nominee for election as a director, such shareholder should make his, her or its recommendation in writing addressed to Harris A. Shapiro, as the Chairman of the Board of the Company, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Board will then promptly review the recommendation and advise the shareholder of its conclusion and, if a rejection, the reasons therefor.

        During fiscal 2001, there were five meetings of the Board. Each director participated in all meetings of the Board during such fiscal year, except that Mr. Maizlish, because of prior commitments, could not participate in two of the meetings. Neither the Audit Committee nor the Compensation Committee held any meetings during fiscal 2001, although the Chairman of the Audit Committee reviewed with management and the independent auditors the quarterly reports of the Company before they were filed. On June 28, 2001, the Audit Committee met with the independent auditors to review the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 before it was filed and, based on such meeting, recommended that the latter Report be filed.

Report of Audit Committee

        General

        The Audit Committee of the Board of Directors of the Company is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors on May 22, 2000 (the "Charter"), a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee, at its meeting on March 13, 2002, reviewed the Charter and determined not to recommend to the Board that any changes be made. The Board of Directors has determined that each Committee member is independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. applicable to companies like the Company whose Common Stock is traded on The Nasdaq Stock Market, Inc.

        Since March 31, 2000, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann have served as members of the Audit Committee, with Mr. Schlossmann serving as the Chairman.

        The Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has discussed and reviewed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Committee has met with the Company's independent auditors, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        The Committee has received from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Boards Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditor's independence.

        Audit Fees

        KPMG LLP, the Company's independent auditors, billed $65,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001 ("fiscal 2001") and the reviews of the financial statements included in the Company's Forms 10-Q filed for fiscal 2001.

        Financial Information Systems Design and Implementation Fees

        During fiscal 2001, KPMG LLP did not, directly or indirectly, operate or supervise the operation of the Company's information system or manage the Company's local area network or design or implement for the Company a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements taken as a whole.

        All Other Fees

        KPMG LLP billed $2,200 for services in connection with the review of a registration statement filed by the Company in fiscal 2001 under the Securities Act of 1933, as amended, which required the firm's consent to the audited financial statements appearing in the prior Form 10-K, which was the only other service performed for the Company for fiscal 2001 other than those services described under the caption "Audit Fees." The Audit Committee has reviewed these services and has concluded that they are compatible with maintaining the independence of KPMG LLP.

        Services with respect to the quarterly and annual tax filings for the Company are performed by an accounting firm other than KPMG LLP.

        Recommendations

        Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board also have approved, subject to shareholder ratification, the selection of the Company's independent auditors for the fiscal year ending March 31, 2002.

                                  Submitted by the Audit Committee
                                  Corey P. Schlossman, Chairman
                                  Timothy D. Morgan
                                  Tracie Savage

                                   MANAGEMENT
Directors and Executive Officers

        The following table contains certain information relating to the directors and executive officers of the Company as of the Record Date:


Name                      Age               Position
----                      ---               --------
Harris A. Shapiro          66            Chairman of the Board,
                                         Chief Executive Officer and a Director

Bryan Maizlish             40            Director

Timothy D. Morgan          47            Director

Tracie Savage              39            Director

Corey P. Schlossmann       46            Director

Irene J. Marino            57            Vice President Finance, Chief Financial
                                         Officer and Corporate Secretary

        Each director is elected to serve until the next Annual Meeting of Shareholders or until his or her successor is elected and shall have qualified. All of the directors named in the foregoing table are the Board's nominees for re-election as directors at the Meeting. See the section "Nominees for Election as Directors" under the caption "Proposal One: Election of Directors." Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

Business History

        For information as to the business histories of Ms. Savage and Messrs. Shapiro, Maizlish, Morgan and Schlossmann, see the section "Business History of Nominees" under the caption "Proposal One: Election of Directors."

        Ms. Irene J. Marino originally joined the Company in March 1982 and rejoined the Company in September 1987 after a leave of approximately four months. Ms. Marino was promoted to Manager of Finance and Administration in March 1983 and to Controller and Assistant Secretary in March 1986. Upon rejoining the Company in September 1987, Ms. Marino assumed the positions of Controller, Chief Financial Officer and Secretary of the Company. She was appointed Vice President of Finance in August 1989, and has more than 30 years' experience in finance, accounting and administration.



Compliance with Section 16(a) of the Exchange Act

        Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act, with respect to fiscal 2001, the Company is not aware of any director or executive officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 2001.

        As of March 31, 2001, i.e., the end of fiscal 2001, there were no beneficial owners of 10% or more of the Common Stock known to the Company other than Joseph Mazin who was, until July 27, 2000, the President and Chief Executive Officer of the Company and, until March 31, 2000, a director of the Company. Mr. Mazin has advised the Company that he timely filed all reports required by Section 16(a) of the Exchange Act during fiscal 2001.

Certain Relationships and Related Transactions

        On March 31, 2000 (the "Private Placement Closing Date"), Millennium Capital Corporation ("Millennium"), JDK & Associates Inc. ("JDK") and other buyers (Millennium, JDK and these other buyers being collectively referred to herein as the "Buyers") purchased from the Company, pursuant to a Stock Purchase Agreement dated as of January 20, 2000 (the "Stock Purchase Agreement") by and among the Company, Millennium, JDK and persons or entities who or which became Buyers pursuant to the Stock Purchase Agreement subsequent to its execution, an aggregate of 1,333,333 shares of the Common Stock, at $2.25 per share or an aggregate purchase price of $2,999,999.25. Harris A. Shapiro, the Chairman of the Board, Chief Executive Officer, and a director of the Company, is the sole director, officer and shareholder of Millennium.

        On the Private Placement Closing Date, as a result of the foregoing closing, Millennium and JDK became financial advisors to the Company to seek acquisitions and financings on its behalf pursuant to a Consulting Agreement dated as of January 20, 2000 (the "Consulting Agreement") by and among Millennium, JDK and the Company. For their services, Millennium and JDK are to receive a cash fee equal to five percent of the Consideration (as defined) received or paid by the Company with respect to the acquisition or the financing offering.

        Recognizing that an added inducement was necessary to solicit persons or entities to become Buyers, Millennium and JDK negotiated with the Company, for inclusion in the Consulting Agreement, Common Stock purchase warrants expiring March 30, 2005 (the "Consulting Warrants") to purchase an aggregate of 1,800,000 shares of the Common Stock at $2.75 per share. In order to make the investment more attractive to potential Buyers, the Consulting Warrants were made immediately exercisable and provision was also made for "cash-less" exercises. The Company, in consideration thereof, obtained Millennium's and JDK's consent to the grant of Consulting Warrants to purchase an aggregate of 30,000 shares of the Common Stock to designated employees of the Company (including its two then executive officers, one of whom is still serving the Company). On the Private Placement Closing Date, all holders of the Consulting Warrants (including the five current directors) exercised the same and received an aggregate of 1,515,391 shares of the Common Stock net of an aggregate of 264,609 shares of the Common Stock surrendered in payment of the exercise price (such surrendered shares being valued at $18.50 per share, i.e., the closing market price of the Common Stock on the Private Placement Closing Date). Millennium and JDK had, on the Private Placement Closing Date, advised the Company that they were reserving the aggregate of 20,000 shares of the Common Stock issuable upon the exercise of the Consulting Warrants which were not exercised on the Private Placement Closing Date for future grants or, if not granted to a third person or persons, exercise by them.

        As a result of the transactions described in the first and third preceding paragraphs, (1) Mr. Shapiro, as the sole officer, director and shareholder of Millennium, became the beneficial owner of 284,500 shares of the Common Stock; (2) Corey P. Schlossmann, a director of the Company, became the beneficial owner of 496,259 shares of the Company Common Stock; and (3) each of Bryan Maizlish, Timothy D. Morgan and Tracie Savage, the other directors, became the beneficial owners of 4,256 shares of the Common Stock.

        On September 7, 2000, the Board designated Mr. Shapiro as the Chief Executive Officer of the Company and authorized that the Company enter into an employment agreement with him providing for (1) a one-year term commencing September 1, 2000 and (2) a base annual salary of $150,000, which will be deducted from any fees paid to Millennium pursuant to the Consulting Agreement. The Board authorized, on October 31, 2001, an extension of the term of the employment agreement until December 31, 2001 and, on February 18, 2002, an extension until June 30, 2002.

                             EXECUTIVE COMPENSATION

        For information as to the executive compensation paid by the Company in fiscal 2001 and the two prior fiscal years, reference is made to Item 11 of the Company's Annual Report on Form 10-K, a copy of which accompanies the Proxy Statement and which information as to executive compensation is incorporated herein by this reference.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, each of whom is a nominee for election at the Meeting, (3) the Chief Executive Officer of the Company and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until a stock option is exercised, there is no voting right and except as noted in Note 2 to the table.

Name and Address                 Number of Shares         Percentage of
of Beneficial Owner              of Common Stock          Common Stock
-------------------              Beneficially Owned       Beneficially Owned(1)
                                 ------------------       --------------------
Joseph Mazin                        399,003 (2)                   6.5
11120 Sherman Way
Sun Valley, CA  91252

William B. Wachtel,                 427,873                       6.9
Trustee of Digital Trust (3)
c/o Wachtel & Masyr, LLP
110 East 59th Street
New York, NY 10022

Harris A. Shapiro (4)               309,499 (5)                   5.0
245 East 63rd Street
New York, NY 10021

Bryan Maizlish (6)                   29,255 (7)                   Nil
9705 Conestoga Way
Potomac, MD 20854

Timothy D. Morgan (6)                30,455 (7)                   Nil
11734 Gladstone Circle
Fountain Valley, CA 92708

Tracie Savage (6)                    39,555 (8)                   Nil
6212 Banner Avenue
Los Angeles, CA  90038

Corey P. Schlossmann (6)            521,258 (7)                   8.4
19654-A Roscoe Blvd.
Northridge, CA 91324

All directors and officers as a     934,838 (9)                   14.8
group (6 in number)

-----------

(1) The percentages computed in the table are based upon 6,159,530 shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act, to shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of the Record Date.

(2) The shares of the Common Stock reported in the table include (a) 187,997 shares owned by Flamemaster Corporation ("Flamemaster") for which Mr. Mazin has voting power as the President, Chairman and Chief Executive Officer of Flamemaster; (b) 36,000 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary; and
        (c) 23,000 shares owned by Altius Investment Corporation ("Altius") for which Mr. Mazin has shared voting power as Chairman of the Board of Altius. The shares reported in the table also include (x) 5,000 shares issuable upon the exercise of an option expiring November 6, 2003 and
        (4) 1,000 shares issuable upon the exercise of an option expiring January 27, 2003, both options being held by Donna Mazin, his wife. Certain of the shares reported in the table are owned by Ms. Mazin or as to which shares she shares dispositive and voting powers with Mr. Mazin.

(3) The following disclosure in this Note 3 is based on information from a Schedule D: William B. Wachtel as the Trustee of the Digital Trust has, under the trust agreement, sole voting and investment power with respect to the shares reported in the table. Harris Shapiro, currently the Chairman of the Board, Chief Executive Officer and a director of the Company, was the settler of the Digital Trust and made an irrevocable grant to it of the assets which the Digital Trust used to effect the purchase of the shares. The beneficiaries of the Digital Trust are Mr. Shapiro's children and grandchildren who survive him, although the Trustee, in his absolute discretion, may pay or apply yearly income or the principal of the Trust to any beneficiary. Because he made an irrevocable grant and has no voting or investment power with respect to the shares, Mr. Shapiro is not the beneficial owner of the shares reported in the table as being owned of record by the Digital Trust and beneficially by the Trustee.

(4) Mr. Shapiro is the Chairman of the Board, Chief Executive Officer and a director of the Company.

(5) The shares of the Common Stock reported in the table reflect (a) 284,500 shares owned by Millennium for which Mr. Shapiro has voting power as its President; (b) 16,666 shares issuable upon the exercise of an option expiring March 30, 2010 under the Company's Stock Option Plan of 2000 (the "2000 Option Plan"); and (c) 8,333 shares issuable upon the exercise of a stock option expiring September 6, 2010 under the 2000 Option Plan. The shares of the Common Stock reported in the table do not include (x) 8,334 shares issuable upon the exercise of the option described in (b) or (y) 16,667 shares issuable upon the exercise of the option described in (c), neither of which was exercisable as to such shares at the Record Date or within 60 days thereafter. In addition, the shares of the Common Stock do not reflect 10,000 shares issuable upon the exercise of a Consulting Warrant which, if not granted to a third person or persons, may be exercised by Millennium.

(6)     A director of the Company.

(7) The shares of the Common Stock reported in the table include (a) 16,666 shares issuable upon the exercise of an option expiring March 30, 2010 under the 2000 Option Plan and (b) 8,333 shares issuable upon the exercise of a stock option expiring September 6, 2010 under the 2000 Option Plan. The shares of the Common Stock reported in the table do not include (x) 8,334 shares issuable upon the exercise of the option described in (a) or (y) 16,667 shares issuable upon the exercise of the option described in (b), neither of which was exercisable as to such shares at the Record Date or within 60 days thereafter.

(8) The shares of the Common Stock reported in the table include (a) 10,000 shares issuable upon the exercise of an option expiring July 20, 2005;
        (b) 16,666 shares issuable upon the exercise of an option expiring March 30, 2010 under the 2000 Option Plan; and (c) 8,333 shares issuable upon the exercise of a stock option expiring September 6, 2010 under the 2000 Option Plan. The shares of the Common Stock reported in the table do not include (x) 8,334 shares issuable upon the exercise of the option described in (b) or (y) 16,667 shares issuable upon the exercise of the option described in (c), neither of which was exercisable as to such shares at the Record Date or within 60 days thereafter.

(9) The shares of the Common Stock reported in the table include (a) those shares indicated in the text to Notes 5, 7 and 8 and (b) 1,500 shares issuable to an executive officer upon the exercise of a stock option expiring February 3, 2003. The shares of the Common Stock reported in the table do not include an option expiring October 30, 2011 to purchase 2,500 shares granted to this executive officer under the 2000 Option Plan which was not exercisable at the Record Date or within 60 days thereafter.

                PROPOSAL TWO: APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has re-appointed KPMG as the Company's independent public accountants for fiscal 2002. KPMG LLP became the independent auditors for the Company in connection with the audit for fiscal 2000.

        The Board is seeking shareholders' approval of the Audit Committee's selection of KPMG LLP. The California Corporations Code does not require the approval of the selection of independent auditors by the Company's shareholders; however, in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that the Company's shareholders pass upon the selection of auditors. In the event that shareholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

        A representative of KPMG LLP will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the shareholders at the Meeting, but will be available to respond to appropriate questions from shareholders.

                     OTHER MATTERS COMING BEFORE THE MEETING

       As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the two proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.


                                  MISCELLANEOUS

        The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

        Shareholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Shareholders for fiscal 2002 must be received no later than a reasonable time before the Company prints and mails its proxy material for such Annual Meeting. If a shareholder intends to submit a proposal for consideration at such Annual Meeting by means other than the inclusion of the proposal in the Company's proxy statement for such Annual Meeting, the shareholder must notify the Company of such intention no later than a reasonable time before the Company prints and mails its proxy material for such Annual Meeting, or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Annual Meeting. The Company currently anticipates mailing the proxy material on or before Friday, August 23, 2002.

        A copy of the Annual Report to Shareholders is being mailed to all shareholders as of the Record Date with this Proxy Statement. The Annual Report incorporates the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, including financial statements (including the one schedule). A request for any exhibit to the Form 10-K may be made by written or oral request to Irene J. Marino, Vice President, Finance and Chief Financial Officer of the Company, at the following address: 110 West Easy Street, Simi Valley, CA 93065, or telephone number: (805) 581-4000, extension 215. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested. In addition, a copy of the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2001 is being mailed to all stockholders as of the Record Date because of the delay in holding this Meeting as described at the introduction of this Proxy Statement.

                                    By Order of the Board of Directors



                                    /s/ Irene J. Marino
                                    ---------------------
                                    Irene J. Marino
                                    Secretary
March 27, 2002

                                                                      Appendix A




                             PERFECTDATA CORPORATION

                             AUDIT COMMITTEE CHARTER

                                  Organization

This Charter governs the operations of the Audit Committee (the "Committee") of PerfectData Corporation (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom is independent of management and the Company. For meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absence of disqualified member, provided that a majority of the persons acting at the meeting are independent of management and the Company. Members of the Committee shall be considered "independent" if they have no relationship that may interfere with the exercise of their independence from management and the Company. So long as the Company's Common Stock shall be traded on The Nasdaq Stock Market, Inc., or if in the future the Common Stock be listed on the American Stock Exchange LLC, the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

                               Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including outside counsel to the Company, or other experts for this purpose. Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall approve the scope of the annual audit by the independent auditors and authorize any supplementary reviews, investigations or audits as it shall deem advisable. Also, the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee shall review the independent auditors' management letters with the auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter.

o The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

o The Committee shall report to the Board on the activities and findings of the Committee and, when appropriate, make recommendations to the Board based on these findings.

================================================================================

Table of Contents

                                                  Page
                                                  ----

 Notice of Annual Meeting of Shareholders ........N/A
 Proxy Statement:
 Voting Securities..................................1
 Proposal One: Election of Directors................3   PERFECTDATA CORPORATION
 Management.........................................8
 Executive Compensation............................10
 Security Ownership of Certain Beneficial
    Holders and Management.........................10
 Proposal Two: Appointment of Independent
    Auditors.......................................13
 Other Matters Coming Before the Meeting...........13   Notice of Annual Meeting
 Miscellaneous.....................................13   of Shareholders and
 Appendix A - Audit Committee Charter.............A-1   Proxy Statement





                                                             March 27, 2002


================================================================================

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93605
           This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned hereby appoints Harris A. Shapiro and Corey P. Schlossmann as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on March 21, 2002 at the Annual Meeting of Shareholders to be held on April 25, 2002 or at any adjournment thereof.

1. Election of Harris A. Shapiro, Bryan Maizlish, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann as Directors of the Company.

[ ] FOR all nominees listed above.

FOR all nominees listed above EXCEPT: ______________________________

(INSTRUCTION: To withhold authority to vote on any individual nominee(s), write his/her name(s) in the space above.)

[ ] WITHHOLD AUTHORITY to vote for all the nominees listed above.

2. Proposal to Ratify the Appointment of KPMG LLP as Independent Auditors of the Company.
               [ ]FOR              [ ]AGAINST              [ ]ABSTAIN

3. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

This proxy, when executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

I (we) shall attend the Annual Meeting in person     Yes[ ]             No[ ]

                                             Please sign exactly as your name
                                             appears to the left. When shares
                                             are held by joint tenants, please
                                             both sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by the President or
                                             other authorized officer. If a
                                             partnership, please sign in full
                                             partnership name by a duly
                                             authorized person.




                                             -----------------------------------
                                                          Signature




                                             -----------------------------------
                                                  Signature, if held jointly



                                             Date: _____________________,2002